Exhibit 10.1

April 28, 2014

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Av. Marina Nacional No. 329

Col. Petróleos Mexicanos

Torre Ejecutiva Piso 44

11311 México D.F., México

Dear Mtro. Lozoya Austin,

We hereby consent to the references to Ryder Scott Company, L.P. as set forth under the heading “Exploration and Production (Reserves)” in the annual report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2013 (the “Form 20-F”) and to the filing as an exhibit to the Form 20-F our report, dated February 25, 2014, describing our review of the estimates of proved oil condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2013, for 336 fields located onshore in and offshore from Mexico in the Northern Region. These estimates were prepared in accordance with the applicable reserves definitions of Rule 4-10(a) of Regulation S-X of the United States Securities and Exchange Commission

RYDER SCOTT COMPANY, L.P.
TBPE Firm Registration No. F-1580